Exhibit 99.3
NOTICE OF VOLUNTARY OFFERING INSTRUCTIONS (VOI)
WYNDHAM WORLDWIDE CORPORATION
OFFER TO PURCHASE FOR CASH
ANY AND ALL OF ITS OUTSTANDING 3.50% CONVERTIBLE NOTES DUE 2012
(CUSIP No. 98310W AC2)

THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF WEDNESDAY, MARCH 9, 2011, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED BY US.
          The undersigned acknowledges receipt of the Offer to Purchase, dated February 9, 2011 (the “Offer to Purchase”), and the related Letter of Transmittal (the “Letter of Transmittal” and together with the Offer to Purchase, as amended and supplemented from time to time, the “Offer Documents”), constituting an offer (the “Offer”) by Wyndham Worldwide Corporation, a Delaware corporation (the “Company”), on the terms and subject to the conditions set forth in the Offer Documents, to purchase any and all outstanding 3.50% Convertible Notes due 2012 (the “Convertible Notes”) for a cash purchase price determined as set forth in the Offer to Purchase. In addition, holders will receive in respect of their Convertible Notes that are accepted for purchase accrued and unpaid interest on such Convertible Notes to, but excluding, the settlement date of the Offer. All amounts payable pursuant to the Offer will be rounded to the nearest cent. For further information regarding the calculation of the purchase price and for calculations of illustrative purchase prices, see “THE OFFER — Principal Amount of Convertible Notes; Price” in the Offer to Purchase.
          Questions and requests for assistance relating to the procedures for tendering Convertible Notes and requests for additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to Global Bondholder Services Corporation, as the information agent for the Offer (the “Information Agent”) at its address and telephone numbers listed on the back cover of the Offer to Purchase. Questions regarding the Offer may also be directed to Deutsche Bank Securities Inc. or Goldman, Sachs & Co., as the dealer managers for the Offer (the “Dealer Managers”) at their respective addresses and telephone numbers listed on the back cover of the Offer to Purchase.
          The undersigned hereby tenders pursuant to the Offer, on the terms and subject to the conditions of the Offer Documents, the Convertible Notes identified in the table below. The undersigned hereby agrees to be bound by the terms and conditions of the Offer as set forth in the Offer Documents and agrees that the Company may enforce such agreement against the undersigned. The undersigned hereby certifies that such Convertible Notes are credited to its DTC Free Account and authorizes DTC to deduct such Convertible Notes from that account and credit such Convertible Notes to the account for the Offer established by the Depositary in accordance with DTC Rules, Voluntary Offerings Procedures and other applicable procedures.

Convertible Notes Tendered	Principal Amount of Convertible Notes Tendered
CUSIP No. 98310W AC2	$
          This form should be used only for tenders after 5:00 p.m., New York City time, on the Expiration Date. Otherwise, tenders should be made through DTC’s system or otherwise as described in the Offer to Purchase.

          A DTC participant tendering via VOI should fill out and sign this form and then fax it to the Depositary, at its fax number listed on the back cover of the Offer to Purchase. Immediately after faxing this VOI, the DTC participant should telephone the Depositary at its telephone number listed on the back cover of the Offer to Purchase to confirm receipt and discuss any other steps it may need to take.
          This VOI must be signed below by the applicable DTC participant as its name appears on a security position listing showing such DTC Participant as the owner of the Convertible Notes being tendered. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth the full title of such persons.

Name of DTC Participant:

DTC Participant Number:

Signature:

Capacity:

Name of Contact Person:

Area Code and Telephone Number Of Contact Person:

Date:
          All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of tenders of Convertible Notes will be determined by the Company. In the event of a dispute, a court of competent jurisdiction has the power to review and make binding determinations with respect to the Company’s determinations of these matters. The Company reserves the absolute right to reject any or all tenders or withdrawals of Convertible Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender or withdrawal as to particular Convertible Notes. A waiver of any defect or irregularity with respect to the tender or withdrawal of any Convertible Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender or withdrawal of any other Convertible Notes except to the extent the Company may otherwise so provide. The Company will interpret the terms and conditions of the Offer. In the event of a dispute, a court of competent jurisdiction has the power to review and make binding determinations with respect to the Company’s interpretation of the terms and conditions of the Offer. Tenders of Convertible Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Dealer Managers, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any tender or withdrawal of Convertible Notes, or will incur any liability to any holder for failure to give any such notification.
          All tendering holders, by execution of a Letter of Transmittal or this Voluntary Offering Instructions form or a facsimile thereof or hereof, or delivery of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance for purchase of their Convertible Notes.
          NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGERS, THE DEPOSITARY OR THE INFORMATION AGENT MAKES ANY RECOMMENDATION TO ANY HOLDER OF CONVERTIBLE NOTES AS TO WHETHER TO TENDER ANY CONVERTIBLE NOTES. NONE OF THE COMPANY, ITS MANAGEMENT OR BOARD OF DIRECTORS, THE DEALER MANAGERS, THE DEPOSITARY OR THE INFORMATION AGENT HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THE OFFER TO PURCHASE OR IN THE LETTER OF TRANSMITTAL. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION OR GIVES ANY SUCH INFORMATION, YOU SHOULD NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGERS, THE DEPOSITARY OR THE INFORMATION AGENT.

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